                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                             --------------------


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 29, 1997

                            CHEVY CHASE BANK, F.S.B
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(Exact name of registrants as specified in governing instruments)

  United States              333-1682               52-0897004
-----------------         ---------------         ---------------
(State or other           (Commission File        (IRS Employer
jurisdiction of           Number)                 Identification Nos.)
organization)

8401 Connecticut Avenue, Chevy Chase, Maryland  20815
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (301) 986-7000
                                                     --------------

                                Not Applicable
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(Former name or former address if changed since last report)



                        Exhibit Index located at Page 2
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Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5.   Other Events.
          ------------

     On September 29, 1997, Chevy Chase Bank, F.S.B. as Seller and Servicer (the "Seller" and "Servicer") entered into a Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), with U.S. Bank National Association, as trustee (the "Trustee"). Pursuant to the Pooling and Servicing Agreement, a Trust was created into which the Seller deposited the Loans listed in Schedule A to the Pooling and Servicing Agreement. The Trust issued 6.55% Home Loan Asset-Backed Certificates, Series 1997-1 (the "Certificates"). The Underwriting Agreement between the Seller and Smith Barney Inc., as representative of several underwriters (the "Underwriters") relating to the sale of the Certificates, the Pooling and Servicing Agreement are attached as Exhibits.

     The aggregate Cut-off Date Scheduled Principal Balance of the Loans is $95,000,413, as indicated in more detail in Schedule A to the Pooling and Servicing Agreement.

     Capitalized terms used herein and not defined herein have the same meaning ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.   Exhibits.
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          (a)  Executed exhibits - The following exhibits to the S-3
               Registration Statement of the Registrant have been filed:

                                                   Sequentially
          Exhibit                                  Numbered
          Number   Exhibit                         Page
          -------  -------------------------------------------------

          1.1       Underwriting Agreement

          4.3       Pooling and Servicing Agreement


                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                            CHEVY CHASE BANK, F.S.B.
                                 (Registrants)



September 29, 1997            By:
                                      ---------------------------
                              Name:   Stephen R. Halpin, Jr.
                              Title:  Executive Vice President and
                                      Chief Financial Officer



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